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                                                                   EXHIBIT 10.36

                               DISCOVERWORKS(TM)
                  NONEXCLUSIVE LICENSE AND PURCHASE AGREEMENT

THIS DISCOVERWORKS(TM) NONEXCLUSIVE LICENSE AND PURCHASE AGREEMENT is made as of July 7, 2000, by and between 3-Dimensional Pharmaceuticals, Inc., a Delaware corporation having its principal place of business at Eagleview Corporate Center, 665 Stockton Drive, Suite 104, Exton, PA 19341 ("3DP"), and Bristol-Myers Squibb Company, a Delaware corporation having its principal place of business at Route 206 & Province Line Road, P.O. Box 4000, Princeton, New Jersey 08543 ("BMS"). Either 3DP or BMS may be referred to herein as a "Party" or, collectively, they may be referred to as the "Parties."

                                   RECITALS
                                   --------

WHEREAS, 3DP has developed and patented certain technology known as DirectedDiversity(R), which generates and identifies chemical compounds having desired biological, chemical and other properties;

WHEREAS, 3DP has developed and patented certain technology and processes known as ThermoFluor(R) Protein Characterization and Screening Technology, which provides a useful readout for target characterization and compound library screening;

WHEREAS, BMS is engaged in research and development of biologically active compounds for the treatment of human disease;

WHEREAS, BMS wishes to license certain DirectedDiversity(R) patent rights and ThermoFluor(R) technology from 3DP for DiscoverWorks(TM), on a nonexclusive basis;

WHEREAS, BMS also wishes to purchase from 3DP certain ThermoFluor(R) instruments; and

WHEREAS, the Parties desire to enter into this Agreement to set forth the licensing and purchase terms for such rights;

NOW, THEREFORE, in consideration of the various promises and undertakings set forth herein, and intending to be legally bound, the Parties agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

The terms in this Agreement with initial letters capitalized, whether used in the singular or the plural, shall have the meaning set forth below or, if not listed below, the meaning designated in places throughout this Agreement.

     1.1 "Affiliate" means with respect to either Party, any corporation or other business entity, which controls, is controlled by, or is under common control with such

** Certain portions of this Exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission

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          Party. A corporation or other entity shall be regarded as in control of another corporation or entity if it owns or directly or indirectly controls at least fifty (50%) of the voting stock or other ownership interest of the other corporation or entity (or alternatively, if it owns the maximum such ownership interest permitted by law), or if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the corporation or other entity or the power to elect or appoint at least fifty (50%) of the members of the governing body of the corporation or other entity.

     1.2 "Agreement" means this DiscoverWorks(TM) Nonexclusive License and Purchase Agreement including its Exhibits, as may be amended from time to time.

     1.3 "BMS Site" means only (a) the BMS pharmaceutical research and development facilities located in Lawrenceville, New Jersey, U.S.A.; Hopewell, New Jersey, U.S.A.; Wallingford, Connecticut, U.S.A.; Candiac, Quebec, Canada; (b) [**] in the United States, Canada or a country in the European Union, [**], excepting [**] that has been [**] and [**] prior to the practice of any license granted hereunder [**] and (c) [**] in the United States, Canada or a country in the European Union, [**] prior to the practice of any license granted hereunder.

     1.4 "Collaboration Agreement" means the DiscoverWorks(TM) Drug Discovery Collaboration Agreement entered into between the Parties and dated of even date herewith.

     1.5 "Confidential Information" means all technical and/or commercial information that has or could have commercial value or other utility in a Party's business, or the unauthorized disclosure of which could be detrimental to the Party's interests, including information, inventions, data, and materials relating to the DirectedDiversity(R) Patent Rights or to the ThermoFluor(R) Technology, and Know-how, and shall include, without limitation, whether in oral, written, graphic or electronic form, research, technical, manufacturing, marketing, financial, personnel and other business information and plans; chemical, pharmacological, toxicological, clinical, analytical and quality control data; case report forms, data and analysis; and reports or summaries and information contained in and submissions to and information from ethical committees and regulatory authorities, except to the extent that the Party receiving the Confidential Information (the "Receiving Party") from the other Party (the "Disclosing Party") can establish that such Confidential Information:
          (a) was already known to the Receiving Party, other than under a continuing obligation of confidentiality to the Disclosing Party; (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party; (c) became generally available to the public or otherwise part of the public domain after its original disclosure to the Receiving Party, and other than through any act or omission of the Receiving Party in breach of this Agreement; (d) was subsequently lawfully disclosed to the Receiving Party by a Third Party; (e) can be shown by written records to have been independently developed by or for the Receiving Party without benefit of the Confidential Information received from the Disclosing Party, and without breach of any of the provisions of this Agreement;

** Certain portions of this Exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission

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          or (f) the Disclosing Party has specifically agreed, in writing, that the Receiving Party may disclose such Confidential Information.

     1.6 "DirectedDiversity(R) Field" means the research, development and commercialization of chemical compounds for use in pharmaceutical and diagnostic products.

     1.7 "DirectedDiversity(R) Patent Rights" means 3DP's U.S. and Canadian patent applications or issued patents, as well as those for one or more countries of the European Patent Community, all of which are identified in EXHIBIT A, including any divisionals, continuations, reissues, and reexaminations thereof, any patents issuing therefrom, and any extensions and supplementary protection certificates based thereon.

     1.8 "DiscoverWorks"(TM) means the technology platform consisting of the DirectedDiversity(R) Patent Rights and the ThermoFluor(R) Technology.

     1.9 "Effective Date" means the later of: (a) the date of this Agreement as set forth above; or (b) the date which all of the following documents between the Parties have been executed: this Agreement, the GPCR License and User Agreement, the DiscoverWorks(TM) Drug Discovery Collaboration Agreement, and the PERT Internal Use License and Option Agreement.

     1.10 "FTE" means a full time equivalent scientific employee (i.e., one full-time, or multiple part-time employees aggregating to one full-time employee) employed by 3DP and assigned to work on the development of or training on Instruments with such time and effort to constitute one employee working on development of or training on Instruments on a full time basis consistent with normal business and scientific practice (at least forty (40) hours per week of dedicated effort; on an annual basis, such weekly effort for at least forty-eight (48) weeks per year). In no event, does an FTE include a subcontractor.

     1.11 "Improvement" means any inventions and/or discoveries that result in improvements or enhancements to the ThermoFluor(R) Technology or to previous Improvements, made by 3DP or BMS, whether patented or unpatented, conceived or first reduced to practice during the term of this Agreement.

     1.12 "Instrument" means a ThermoFluor(R) I Instrument or a ThermoFluor(R) II Instrument, or any successor to or modification of either.

     1.13 "Intellectual Property" means any and all patents, copyrights, design rights, mask work rights, trademarks, service marks, as well as any registrations and applications to register any such rights, rights in the nature of any of the aforementioned rights, trade secrets, Know-how, and any other intellectual or

** Certain portions of this Exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission

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          industrial property rights of any kind whatsoever in the United
          States, Canada or the European Patent Community.

     1.14 "Know-how" means unpatented technical and other information which is not in the public domain, including information comprising or relating to concepts, discoveries, inventions, data, designs, formulae, ideas, methods, models, assays, research plans, procedures, designs for experiments and tests, and results of experimentation and testing (including results of research or development), processes (including manufacturing processes, specifications and techniques), and laboratory records.

     1.15 "Manufactured Cost" shall mean the fully-allocated standard cost of:
          (i) the direct raw materials cost of materials actually used in the manufacture of an Instrument; (ii) the direct labor cost for producing the Instrument; (iii) the direct operating costs of buildings, resources and equipment dedicated to, as well as allocated depreciation and repairs and maintenance for the building and equipment actually used in, such production; and (iv) any quality and in-process control in producing the Instrument.

     1.16 "Object Code" means machine-executable computer software code in binary form.

     1.17 "Scriptgen Patent Rights" means the U.S. and Canadian patent applications or issued patents as well as those for one or more members of the European Patent Community, all of which are identified in EXHIBIT B, including any divisionals, continuations, continuations-in-part, reissues, reexaminations and renewals thereof, any patents issuing therefrom, and extensions and supplementary protection certificates based thereon, filed or granted to Scriptgen Pharmaceuticals, Inc.

     1.18 "Source Code" means computer software source code for the ThermoFluor(R) Software.

     1.19 "ThermoFluor(R) Field" means the research, development and commercialization of chemical compounds for use in therapeutic and diagnostic products, except that during the period from the Effective Date until March 7, 2003, it shall not include the use of any proteins to discover or develop a drug that exerts a therapeutic effect in hepatitis C infection, nor include other anti-viral targets, except in connection with Improved Hits, as defined in the Collaboration Agreement.

     1.20 "ThermoFluor(R) I Instrument" means the current production format instrument produced by 3DP and/or contractors (or such modifications or improvements developed and implemented by 3DP prior to the initial installations at BMS), based on [**] well sample plates, and requiring approximately [**] hours to cycle each plate.

** Certain portions of this Exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission

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     1.21 "ThermoFluor(R) II Instrument" means an instrument that produces:

               (a) detection sensitivity and intraplate detection precision at least equivalent to the performance of ThermoFluor(R) I Instruments;

                (b) support for reading [**] microtitre plates, allowing a [**];

                (c) approximately a [**] decrease in target protein consumption per well relative to ThermoFluor(R) I Instruments; and

                (d) a remote communications interface and a mechanical interface which will allow integration with a plate stacker or a larger automated screening system.

     1.21 "ThermoFluor(R) Patent Rights" means 3DP's U.S., Canadian and European Patent Community ("EPC") patent applications or patents issued in the United States, Canada, and one or more countries of the EPC, as identified in EXHIBIT C, including any divisionals, continuations, reissues and reexaminations thereof, any patents issuing therefrom, and extensions based thereon.

     1.22 "ThermoFluor(R) Software" means computer Object Code required for processing raw fluorescent image data and reducing such data to protein melting point values and melting point shifts, associated thermodynamic parameters, and ligand binding constants and includes a Graphical User Interface for setting experimental run parameters (unless otherwise implemented through a programmable logic controller integrated as part of the Instruments) and flexibly viewing and manipulating data, and runs in a Windows NT Environment and writes output data tables.

     1.23 "ThermoFluor(R) Technology" means the ThermoFluor(R) Patent Rights, the ThermoFluor(R) Software, the proprietary 3DP Know-how used to evaluate ligand-binding parameters, and other Intellectual Property related thereto.

     1.24 "Third Party" means any person or entity other than a Party or any of its Affiliates.

     1.25 "Update" means any bug fix, improvement, enhancement, update or upgrade, and any successor version of the ThermoFluor(R) Software created by 3DP in the normal course of its business.

** Certain portions of this Exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission

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                                   ARTICLE 2

                      DIRECTEDDIVERSITY(R) PATENT LICENSE

     2.1 Nonexclusive DirectedDiversity(R) Patent License. Subject to the terms and conditions of this Agreement, 3DP hereby grants BMS and its Affiliates a nontransferable, nonsublicensable, nonexclusive, nonroyalty-bearing license at the BMS Sites under the DirectedDiversity(R) Patent Rights solely in direct support of BMS's and its Affiliates' internal pharmaceutical research and development activities in the DirectedDiversity(R) Field which shall be deemed to include any research and development activities being undertaken [**] during the term of the Agreement.

     2.2 Limitations on DirectedDiversity(R) Patent Rights License Grant. Including, without limitation, in connection with activities expressly permitted under Section 2.1:

          2.2.1 BMS and its Affiliates may not operate under the DirectedDiversity(R) Patent Rights on behalf of any Third Parties such as, for example, in connection with providing research or development services to any Third Party on a contractual basis;

          2.2.2 Subject to the provisions of Section 12.4, BMS and its Affiliates may not assign or sublicense its license to the DirectedDiversity(R) Patent Rights to any Third Party; and

          2.2.3 BMS and its Affiliates may not provide services to any Third Party with respect to DirectedDiversity(R) Patent Rights.

     2.3 3DP Retained Rights. Any rights of 3DP not expressly granted to BMS and its Affiliates under the provisions of this Article 2 shall be retained by 3DP, including, without limitation, 3DP's right to exploit the DirectedDiversity(R) Patent Rights for any application within or outside the DirectedDiversity(R) Field.

     2.4  License Fee.

          2.4.1  In consideration of the license grants provided for in this
                 Article 2 for the four named BMS Sites[**], BMS agrees to pay to 3DP a nonrefundable license fee of [**] within thirty (30) days of the Effective Date.

          2.4.2  In consideration of the license grants provided for in this
                 Article 2 for[**], BMS shall pay to 3DP a nonrefundable license fee of [**] within thirty (30) days of BMS notifying 3DP that it intends to practice the DirectedDiversity(R) Patent Rights at such BMS Site.

** Certain portions of this Exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission

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                                   ARTICLE 3

                                  INSTRUMENTS

     3.1  ThermoFluor(R) I Instruments.

          3.1.1 BMS will purchase, within [**] of the Effective Date, at least [**] ThermoFluor(R) I Instruments from 3DP, at a cost of [**] with payment of [**] due upon order, and [**] due upon delivery.

          3.1.2 The cost per ThermoFluor(R) I Instruments shall be indexed annually to the U.S. Consumer Price Index (CPI) and adjusted for each ThermoFluor(R) Instrument ordered beginning with the first quarter of the year 2001.

          3.1.3 3DP shall, at BMS's request, deliver up to the first [**] of such purchased ThermoFluor(R) I Instruments within [**] from the date such ThermoFluor(R) I Instruments are ordered. Additional ThermoFluor(R) I Instruments shall be delivered to BMS on a schedule mutually agreed upon by the Parties after such [**] period.

     3.2  ThermoFluor(R) II Instruments.

          3.2.1 BMS may purchase ThermoFluor(R) II Instruments from 3DP at 3DP's Manufactured Cost of each ThermoFluor(R) II Instrument, plus [**], per ThermoFluor(R) II Instrument.

          3.2.2 As of the Effective Date of the Agreement, pursuant to the terms of the Collaboration Agreement, [**] of the FTEs being funded by BMS, according to the provisions of the Collaboration Agreement, shall work at 3DP on the development of [**] or until the [**] of the Agreement, whichever is the sooner, but in no event sooner, than the [**]. These services shall be compensated by BMS, as provided in the Collaboration Agreement.

          3.2.3 ThermoFluor(R) II Instruments shall be delivered to BMS on a schedule mutually agreed upon by the Parties.

     3.3 Other Instruments. BMS shall have the right to define criteria and/or specifications to 3DP for an Instrument that is neither strictly a ThermoFluor(R) I Instrument nor strictly a ThermoFluor(R) II Instrument, and if 3DP is able to provide such an Instrument, the parties will negotiate in good faith on a price and delivery schedule that will apply to such an Instrument.

     3.4  Fees.

          3.4.1 In consideration of the rights granted in this Article 3 for the BMS Sites described in Sections 1.3(a) and 1.3(b), BMS agrees to pay to 3DP a nonrefundable fee of [**] within thirty
                 (30) days of the Effective Date.

** Certain portions of this Exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission

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          3.4.2  In consideration of the rights granted in this Article 3 for each BMS Site described in Section 1.3(c), BMS shall pay to 3DP a nonrefundable fee of [**] within thirty (30) days of the Effective Date.

          3.4.3 If BMS purchases more than [**] Instruments, BMS shall pay 3DP an additional fee of [**] per Instrument, for each Instrument purchased beyond the initial [**] Instruments.

          3.4.4 BMS may request that 3DP supply integrated sample handling robotics for Instruments sold to BMS. Supply by 3DP of integrated sample handling robotics for any Instrument shall be at an agreed upon cost for each Instrument.

     3.5 Most Favored [**] Provisions. If, during the Term of this Agreement [**] at the same time, all other conditions being equal, 3DP shall grant the equivalent favorable financial terms to BMS for the same time period, [**], and such more favorable financial terms, with due consideration of both [**].

     3.6 Nonexclusive ThermoFluor(R) Technology License. Subject to the terms and conditions of this Agreement, 3DP hereby grants BMS and its Affiliates a nontransferable, nonsublicensable, nonexclusive, nonroyalty-bearing license at the BMS Sites under: (a) the ThermoFluor(R) Technology and (b) any Improvements to the ThermoFluor(R) Technology or any Improvements thereto made by or for 3DP [**] or for which 3DP otherwise acquires the right to grant such a license [**], and under all patent, copyright, trademark, trade secret and other Intellectual Property rights inherent therein and appurtenant thereto; which license shall be solely for BMS's and its Affiliates' internal business purposes of using the Instruments within, and subject to the use restrictions in, the ThermoFluor(R) Field which shall be deemed to include any research and development activities being undertaken [**] over the term of the Agreement.

     3.7 Grantback Rights to Improvements to the ThermoFluor(R) Technology. For a period of [**] from the Effective Date, BMS and its Affiliates agree that each will promptly make full written disclosure to 3DP of any and all Improvements that BMS or its Affiliates conceives or makes or has made to the ThermoFluor(R) Technology and to any Improvements thereto. BMS and its Affiliates hereby grant to 3DP, or its designee, a semi-exclusive (exclusive except as to BMS and its Affiliates), perpetual, non-royalty-bearing license, including the right to transfer and sublicense such license, to all of BMS's and its Affiliates' worldwide right, title, and interest in and to any and all Improvements, solely for use with applications involving ThermoFluor(R) Technology and/or Instruments, and under all patent, copyright, trademark, trade secret and other Intellectual Property rights inherent therein and appurtenant thereto.

     3.8 Transfer of Improvements to BMS. For a period of [**] after the Effective Date, 3DP agrees that it will promptly make full written disclosure to BMS of any and all Improvements that 3DP conceives or makes or has made to the ThermoFluor(R) Technology and to any improvements thereto and/or which 3DP has the right to provide hereunder, and 3DP will facilitate the transfer of such

** Certain portions of this Exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission

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          Improvements to BMS. Such transfer shall occur no later than six (6)
          months after such Improvements have been validated by 3DP.

     3.9 Ownership; 3DP Retained Rights. 3DP shall solely (as to BMS) own all Intellectual Property rights in the ThermoFluor(R) Technology and Improvements it makes or has made or receives rights thereto (other than to Improvements made exclusively by BMS or jointly by BMS and
          3DP). BMS does not acquire any rights in the ThermoFluor(R) Technology or Improvements made exclusively by 3DP thereto, other than those license rights expressly specified in this Agreement. Any Improvement made jointly by 3DP and BMS shall be owned jointly by 3DP and BMS.

     3.10 Nonexclusive Scriptgen Patent Rights Sublicense. Subject to the terms and conditions of this Agreement, 3DP hereby grants BMS and its Affiliates a nontransferable, nonsublicensable, nonexclusive, non-royalty-bearing sublicense at the BMS Sites under the Scriptgen Patent Rights solely for BMS's and its Affiliates' internal business purposes of using the Instruments within, and subject to the use restrictions in, the ThermoFluor(R) Field which shall be deemed to include any research and development activities being undertaken [**] during the term of this Agreement.

     3.11 Limitations on ThermoFluor(R) Technology License and the Scriptgen Patent Rights Sublicense. Except as permitted under Sections 3.5 and 3.9:

          3.11.1 BMS and its Affiliates may not operate under the ThermoFluor(R) Technology and/or the Scriptgen Patent Rights on behalf of any Third Party, such as, for example, in connection with providing research or development services to any Third Party on a contractual basis.

          3.11.2 BMS and its Affiliates may not sublicense or assign the Scriptgen Patent Rights and may not transfer or share the ThermoFluor(R) Technology with any Third Party.

          3.11.3 BMS and its Affiliates may not provide services to any Third Party with respect to the ThermoFluor(R) Technology or the Scriptgen Patent Rights.

          3.11.4 Notwithstanding the purchase of the Instruments or the license grants in Sections 3.5 and 3.9, in no event shall BMS or its Affiliates be permitted to use the Instruments, the ThermoFluor(R) Technology or the Scriptgen Patent Rights with any [**].

          3.11.5 No rights to manufacture, modify or develop Instruments are granted by this Agreement.

     3.12 ThermoFluor(R) Software Restrictions. Except as may be permitted pursuant to the terms of the escrow agreement entered into among 3DP, BMS and the Escrow Agent pursuant to Section 4.4, BMS shall not: (a) exceed the scope of the license

** Certain portions of this Exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission

                                      10
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          granted in this Article 3; (b) reverse engineer, decompile, disassemble or otherwise attempt to learn the source code, structure, algorithms or ideas underlying the ThermoFluor(R) Software; (c) tamper with, alter, adjust, add to, copy or disseminate the ThermoFluor(R) Software; (d) modify, translate or create derivative works based on the ThermoFluor(R) Software without the prior written consent of 3DP;
          (e) possess or use the ThermoFluor(R) Software or any portion thereof, other than in machine-readable Object Code; or (f) remove any copyright, trademark, patent or other proprietary notices which appear on the ThermoFluor(R) Software or copies thereof.

     3.13 Packaging and Delivery.

          3.13.1 Unless BMS reasonably requests otherwise, all Instruments purchased by BMS shall be packed for shipment and stored in accordance with 3DP's then-standard commercial practices. It is BMS's obligation to notify 3DP of any special packaging requirements, which requirements 3DP shall use reasonable efforts to comply with at BMS's sole expense.

          3.13.2 All deliveries of the Instruments by 3DP to BMS under this Agreement shall be F.O.B., 3DP's distribution center for the Instruments. Title and risk of loss, delay or damage shall pass from 3DP to BMS at the time of delivery of each shipment of the Instruments to the originating carrier at 3DP's manufacturing or storage facility. Deliveries will be made "Freight Collect" with all freight insurances, duties, customs, import fee, brokerage charges, documentation, and related costs to be paid by BMS.

          3.13.3 Upon receipt of each Instrument, BMS agrees to inspect, promptly and thoroughly, such Instruments for any damage or defects in materials and workmanship. In the event that any Instrument is damaged or contains defects in materials or workmanship, BMS shall promptly provide 3DP with written notice thereof. Such notice must be received by 3DP within thirty (30) business days after the date BMS receives the Instruments and must specify, with particularity, the manner in which the Instrument is damaged or defective. In the absence of such notification within said period of time, BMS shall be deemed to have accepted the Instruments as undamaged and without defects, and all claims with respect thereto, except for claims of defects that could not reasonably have been discovered by a thorough inspection of the Instruments, shall be deemed waived by BMS, irrespective of whether the facts giving rise to such claims shall have been discovered.

          3.13.4 Notwithstanding anything to the contrary in this Agreement or otherwise, BMS's sole remedy and 3DP's sole responsibility with respect to any Instrument that is damaged or defective, as a result of any 3DP action or negligence, or any other liability, shall be to repair or replace the damaged

** Certain portions of this Exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission

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                  or defective Instrument, or to refund the price paid by BMS therefor. 3DP shall be obligated to pay for or to reimburse BMS for any freight or insurance costs associated with the return to 3DP of any Instruments that are damaged or defective, provided that such return and the method thereof is authorized in advance by 3DP.

     3.14 Instrument Warranty. 3DP warrants to BMS good title to each Instrument at the time of delivery thereof to BMS.

     3.15 Disclaimer. EXCEPT AS SET FORTH IN SECTION 3.13, 3DP PROVIDES THE THERMOFLUOR(R) SOFTWARE AND INSTRUMENTS "AS IS" AND WITHOUT WARRANTY, AND 3DP DISCLAIMS ANY AND ALL OTHER WARRANTIES, CONDITIONS, OR REPRESENTATIONS (EXPRESS OR IMPLIED, STATUTORY, ORAL OR WRITTEN), INCLUDING, BUT NOT LIMITED TO, ANY AND ALL IMPLIED WARRANTIES OF CONDITION, PERFORMANCE, SATISFACTORY QUALITY, TITLE, NONINFRINGEMENT, MERCHANTABILITY, OR FITNESS OR SUITABILITY FOR ANY PURPOSE (WHETHER OR NOT 3DP KNOWS, HAS REASON TO KNOW, HAS BEEN ADVISED, OR IS OTHERWISE IN FACT AWARE OF ANY SUCH PURPOSE), WHETHER ALLEGED TO ARISE BY LAW, BY REASON OF CUSTOM OR USAGE IN THE TRADE, OR BY COURSE OF DEALING.

                                   ARTICLE 4

                          OBLIGATIONS OF THE PARTIES

     4.1 Efforts. Each party shall use good faith, commercially-reasonable efforts to perform its responsibilities under this Agreement. As used herein, the term "commercially-reasonable efforts" will mean efforts consistent with such Party's prudent scientific and business judgment in accordance with its internal practices as applied to other programs of similar scientific and commercial potential.

     4.2 Training; Support; Maintenance. 3DP will provide up to [**] days of training, by telephone, or for BMS Sites in the United States, personal training at such BMS Site (with BMS promptly reimbursing 3DP for out-of-pocket business travel and living expenses related to such travel, and scheduling each visit to use at least one full day of training at a BMS Site) to BMS per each Instrument purchased by BMS, up to a maximum of [**] days, until the [**] anniversary of the Effective Date. 3DP will provide additional training and support as requested by BMS at a cost to be negotiated by the Parties in good faith. The Parties acknowledge that service and maintenance on the Instruments purchased by BMS may be provided through a contract with a Third Party.

** Certain portions of this Exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission

     4.3 Updates. 3DP shall provide Updates to the ThermoFluor(R) Software to BMS without additional charge to BMS, as they are released by 3DP from time to time, until the fourth anniversary of the Effective Date.

     4.4 Disclosure of Results; Reports. BMS shall supply to 3DP, at a minimum, quarterly written reports presenting a meaningful summary of the work performed under the ThermoFluor(R) Technology, as well as with the Instruments.

     4.5 Escrow of Source Code. Promptly after the Effective Date, 3DP shall deposit with a Third Party, mutually-acceptable to the Parties (the "Escrow Agent"), a copy of the ThermoFluor(R) Source Code. Pursuant to an agreement to be entered into among 3DP, BMS and the Escrow Agent, the Escrow Agent shall release such Source Code to BMS in the event 3DP: (i) files a petition for bankruptcy; (ii) has such a petition filed against it which has not been dismissed within ninety (90) days;
          (iii) becomes insolvent; (iv) makes an assignment for the benefit of creditors or other equitable arrangement or composition; (v) ceases doing business; or (vi) ceases to support or maintain the ThermoFluor(R) Software. 3DP shall bear all costs and expenses with respect to such escrow arrangement. Following the initial deposit, 3DP shall be obligated to notify BMS of any update to the Source Code held in escrow at least every calendar quarter through the fourth anniversary of the Effective Date.

                                   ARTICLE 5

                                 PAYMENT TERMS

     5.1 Mode of Payment. All payments to 3DP hereunder shall be made by wire transfer of United States Dollars in the requisite amount to such bank account as 3DP may designate by timely notice to BMS. Payments shall be free and clear of any taxes, fees or charges, to the extent applicable.

     5.2 Late Payments. All amounts payable by BMS hereunder, shall be paid by BMS to 3DP in full, without any right of set-off or deduction. BMS shall pay interest on all amounts past due at the annual rate of one percent (1%) over the prime rate of interest reported in The Wall Street Journal for the date such amount was due.


                                   ARTICLE 6

                                CONFIDENTIALITY

     6.1 Confidentiality Obligations. The Parties agree that, for the term of this Agreement and for ten (10) years thereafter, each Party, as a Receiving Party, that receives Confidential Information from the other Party, shall keep, and shall take

** Certain portions of this Exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission steps, not fewer than it takes to protects its own valuable, proprietary information, and not less than reasonable measures, to attempt to ensure that its officers, directors and employees keep, confidential, and shall not publish or otherwise disclose, and shall not use for any purpose (except as expressly permitted hereunder) any Confidential Information (including without limitation, Know-how) furnished to it by its Disclosing Party pursuant to this Agreement.

     6.2  Written Assurances and Permitted Uses of Confidential Information.

          6.2.1 The Receiving Party may disclose the Disclosing Party's Confidential Information to the extent the Receiving Party is compelled to disclose such information by a judicial or administrative authority of competent jurisdiction, including but not limited to submitting information to tax authorities or to comply with any discovery or similar request for production of documents in litigation or similar alternative dispute resolution proceedings, provided however, that in such case, the Receiving Party shall timely give notice to the Disclosing Party so that the Disclosing Party may seek a protective order or other remedy from said authority. In any event, the Receiving Party shall disclose only that portion of the Confidential Information that, in the opinion of its legal counsel, is legally required to be disclosed, and will exercise reasonable efforts to ensure that any such information so disclosed will be accorded confidential treatment by said court or tribunal.

          6.2.2 The existence and the terms and conditions of this Agreement which the Parties have not specifically agreed to disclose pursuant to this Section 6.2 shall be treated by each Party as Confidential Information of the other Party.

          6.2.3 To the extent that it is reasonably necessary or appropriate to fulfill its obligations to comply with the rules controlling disclosure of material information during patent examination, either Party may disclose Confidential Information received from the other Party to the United States Patent & Trademark Office or the Canadian or the European Patent Offices.

     6.3 Permitted Disclosures for Business Development Purposes. Notwithstanding the foregoing, or any other provision in this Agreement to the contrary, 3DP may describe the financial terms of this Agreement in confidence, in connection with capital raising or financing activities; provided, however, any such recipient of such Confidential Information shall agree in writing to keep such terms confidential for the same time periods and to an equivalent extent as 3DP is required to keep Confidential Information confidential under this Agreement. Furthermore, BMS acknowledges that 3DP may be obligated to disclose terms of this Agreement and make public a copy of this Agreement in the event it files a

** Certain portions of this Exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission registration statement with respect to its shares or it becomes a public company as required by applicable U.S. law; provided however, the terms of this Agreement and the copy submitted to the applicable governmental agency shall be redacted such that the extent of any such disclosure shall be limited to that which in the reasonable opinion of 3DP's legal counsel is legally required to be disclosed.

                                   ARTICLE 7

                        PATENT RIGHTS AND INFRINGEMENT

     7.1 DirectedDiversity(R) Patent Rights and ThermoFluor(R) Patent Rights. 3DP agrees to use commercially-reasonable efforts to prepare, file, prosecute and maintain the DirectedDiversity(R) Patent Rights and the ThermoFluor(R) Patent Rights, at 3DP's expense, in a manner deemed appropriate in 3DP's sole judgment, and use commercially-reasonable efforts to decide whether to file, and, if so, to prepare, file, prosecute and maintain any jointly-owned patent rights, as anticipated in Section 3.8, at equally-shared expense, with due consideration of BMS's input, but in a manner deemed appropriate in 3DP's sole judgment. 3DP agrees to keep BMS materially advised of the status of all relevant DirectedDiversity(R) Patent Rights and the ThermoFluor(R) Patent Rights, and jointly-owned patent rights, upon reasonable written request from BMS.

     7.2 BMS Patent Rights. BMS agrees to keep 3DP materially advised of the status of all patent rights filed by or granted to BMS and/or its Affiliates which are based on, derived from, improvements of and/or related to DirectedDiversity(R) Patent Rights and/or ThermoFluor(R) Technology, and under which 3DP has rights, according to the provisions of Section 2.2.

     7.3 Cooperation. Each Party agrees to endeavor in good faith to coordinate its efforts with the other Party in order to minimize or avoid interference with the patent prosecution or rights of the other Party with respect to patent rights under which the other Party has a license.

     7.4 Infringement by Third Parties. In the event that BMS becomes aware of any infringement by one or more Third Parties of any of the patents within DirectedDiversity(R) Patent Rights or within the ThermoFluor(R) Patent Rights, or of any rights in the ThermoFluor(R) Software, BMS shall promptly notify 3DP. 3DP shall respond to any such infringement by Third Parties in a manner deemed appropriate by 3DP, in its sole judgment.

     7.5 Third Party Patent Rights. If any warning letter or other notice of infringement is received by a Party, or action, suit or proceeding is brought against a Party alleging infringement of a patent of any Third Party with respect to operations under the DirectedDiversity(R) Patent Rights or the ThermoFluor(R) Technology,

** Certain portions of this Exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission the Parties shall promptly discuss and decide what response is in the best interests of the Parties.

                                   ARTICLE 8

                        REPRESENTATIONS AND WARRANTIES

     8.1 Authority. Each Party represents and warrants that it has the full right, power and authority to execute, deliver and perform its obligations pursuant to this Agreement.

     8.2 No Conflicts. Each Party represents and warrants that the execution, delivery and performance of this Agreement does not conflict with, or constitute a breach or default under any of its charter or organizational documents, any law, order, judgment or governmental rule or regulation applicable to it, or any material agreement, contract, commitment or instrument to which it is a party.

     8.3 No Unauthorized Operations Under DirectedDiversity(R) Patent Rights and the ThermoFluor(R) Technology. BMS represents and warrants that it will not operate, or permit another, about which it has knowledge and with which it has a relationship, to operate, under the DirectedDiversity(R) Patent Rights or the ThermoFluor(R) Technology at any site that is not a BMS Site.

     8.4 Patents. 3DP represents and warrants that Exhibit A and Exhibit C are accurate and complete, and identify all patent rights owned by 3DP, as of the Effective Date, which are believed necessary for the use of the methods and technology claimed in the DirectedDiversity(R) Patent Rights and the ThermoFluor(R) Patent Rights, in accordance with the licenses granted hereunder. [**] 3DP has not conducted, and is not obliged to conduct, either a search for, or an analysis of, United States patents, Canadian patents and/or patents issued to members of the European Patent Community, that may be infringed by the practice of any Instrument, as anticipated in this Agreement, [**].

     8.5 Disclaimer of Warranties. EXCEPT AS SET FORTH IN SECTION 3.13, 3DP MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OR CONDITIONS OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE DIRECTEDDIVERSITY(R) PATENT RIGHTS, THE THERMOFLUOR(R) TECHNOLOGY, OR THE INSTRUMENTS INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

                                   ARTICLE 9

                             TERM AND TERMINATION

     9.1 Term. This Agreement shall commence upon the Effective Date and shall expire upon the expiration of all of the licenses granted in Article 2 and Article 3. The license grant to BMS pursuant to Article 2 shall terminate upon the expiration or lapse of the last-to-expire DirectedDiversity(R) Patent Rights listed in Exhibit A,

** Certain portions of this Exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission and the license grant to BMS pursuant to Article 3 shall terminate upon the expiration or lapse of the last-to-expire ThermoFluor(R) Patent Rights listed in EXHIBIT C.

     9.2 Termination for Breach. The failure by a Party to comply with any of the material obligations contained in this Agreement shall entitle the other Party to give notice to the allegedly breaching Party to have the default cured. If such default is not cured within sixty (60) days after the receipt of such notice, or diligent and ongoing steps are not taken to cure, if by its nature such default could not be cured within sixty (60) days, the notifying Party shall be entitled, without prejudice to any of its other rights conferred on it by this Agreement, and in addition to any other remedies that may be available to it, to terminate this Agreement, provided, however, that such right to terminate shall be stayed in the event that, during such sixty (60) day period, the Party alleged to have been in default shall have: (a) initiated arbitration in accordance with the provisions of Section 10.1, below, with respect to the alleged default, and (b) diligently and in good faith cooperated in the prompt resolution of such arbitration proceedings.

     9.3 No Waiver. The right of a Party to terminate this Agreement, as provided in Section 9.2, shall not be affected in any way by its waiver or failure to take action with respect to any prior default.

     9.4  Insolvency or Bankruptcy.

          9.4.1 Either Party may, in addition to any other remedies available by law or in equity, terminate this Agreement by written notice to the other Party in the event that the latter Party shall have become insolvent or bankrupt, or shall have an assignment for the benefit of its creditors, or there shall have been appointed a trustee or receiver of the other Party or for all or a substantial part of its property, or any case or proceeding shall have been commenced or other action taken by or against the other Party in bankruptcy or seeking reorganization, liquidation, dissolution, winding-up, arrangement or readjustment of its debts or any other relief under any bankruptcy, insolvency, reorganization or other similar act or law of any jurisdiction now or hereafter in effect, or there shall have been issued a warrant of attachment, execution, distraint or similar process against any substantial part of the property of the other Party, and any such event shall have continued for 90 days undismissed, unbonded and undischarged.

          9.4.2 All rights and licenses granted under or pursuant to this Agreement by BMS or 3DP are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to "Intellectual Property," as defined under
                 Section 101 of the U.S. Bankruptcy Code. The Parties agree that the Parties, as licensees of such rights under this Agreement, shall retain and may fully exercise all of their

** Certain portions of this Exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission rights and elections under the U.S. Bankruptcy Code. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against either Party under the U.S. Bankruptcy Code, the Party hereto which is not a party to such proceeding shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such relevant intellectual property, and same, if not already in their possession, shall be promptly delivered to them (i) upon any such commencement of a bankruptcy proceeding upon their written request therefor, unless the Party subject to such proceedings elects to continue to perform all of their obligations under this Agreement, or (ii) if not delivered under (i) above, upon the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefor by a nonsubject Party.

     9.5 Survival of Obligations. The termination or expiration of this Agreement shall not relieve the Parties of any obligations accruing prior to such termination, and any such termination shall be without prejudice to the rights of either Party against the other. The provisions of Section 2.3, Section 3.6, Section 3.7, Section 3.8,
          Section 3.13, Section 3.14, Section 4.5, Section 5.2, Article 6,
          Section 8.5, Section 9.5, Article 10, Article 11 and Article 12 (except Section 12.5) shall survive any termination of this Agreement.

     9.6 Return of Confidential Information. Upon termination of this Agreement by 3DP pursuant to Section 9.2 or 9.4, BMS will promptly return all 3DP Confidential Information related to ThermoFluor(R) Technology transferred to it under this Agreement, whether in oral, written, graphic or electronic form, and will cease all use of ThermoFluor(R) Technology; provided, however, that BMS shall thereafter continue to have all rights to use any information or results obtained by BMS from its use of ThermoFluor(R) Technology during the term of this Agreement, and 3DP will return all BMS Confidential Information received hereunder. Notwithstanding the provisions above in Section 9.6, BMS may retain and use 3DP Confidential Information related to ThermoFluor(R) Technology solely with respect to the Instruments it has purchased from 3DP hereunder, but not to build or modify any Instrument, or any instrument performing the same or similar function to an Instrument, and not to disclose to or use such information for any Third Party.

** Certain portions of this Exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission

                                   ARTICLE 10

                               DISPUTE RESOLUTION

10.1 Dispute Resolution. Any dispute concerning or arising out of this Agreement or concerning the existence or validity hereof, shall be determined by the following procedure.

        10.1.1 Both Parties understand and appreciate that their long term mutual interest will be best served by affecting a rapid and fair resolution of any claims or disputes which may arise out of services performed under this Agreement or from any dispute concerning the terms of this Agreement. Therefore, both Parties agree to use their reasonable best efforts to resolve all such disputes as rapidly as practicable on a fair and equitable basis. Toward this end, both Parties agree to develop and follow a process for presenting, rapidly assessing, and settling claims on a fair and equitable basis that takes into account the precise subject and nature of the dispute.

        10.1.2 If any dispute or claim arising under this Agreement cannot be readily resolved by the Parties pursuant to the process described above, then the Parties agree to refer the matter to a panel consisting of the Chief Executive Officer of 3DP, and the Senior Vice President of Early Discovery and Applied Technology for BMS, or a comparable position selected by either Party from time to time, for review and a non-binding resolution. A copy of the terms of this Agreement, agreed upon facts (and areas of disagreement), and concise summary of the basis for each side's contentions will be provided to both such representatives who shall review the same, confer, and attempt to reach a mutual resolution of the issue.

        10.1.3 If the matter has not been resolved utilizing the foregoing process, and the Parties are unwilling to accept the non-binding decision of the indicated panel, either or both Parties may elect to pursue definitive resolution through binding arbitration, which the Parties agree to accept in lieu of litigation or other legally-available remedies (with the exception of injunctive relief where such relief is necessary to protect a Party from irreparable harm pending the outcome of any such arbitration proceeding). Binding arbitration shall be settled in accordance with the Commercial Arbitration Rules of the American Arbitration Association by a panel of three arbitrators chosen in accordance with these Rules. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware, without regard to the conflicts of laws provisions of Delaware. The arbitration will be held in Wilmington, Delaware. Judgment upon the award rendered may be entered in any court having jurisdiction and the Parties hereby consent to the said

** Certain portions of this Exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission jurisdiction and venue, and further irrevocably waive any objection which either Party may have now or hereafter to the laying of venue of any proceedings in said courts and to any claim that such proceedings have been brought in an inconvenient forum, and further irrevocably agree that a judgment or order in any such proceeding shall be conclusive and binding upon the Parties and may be enforced in the courts of any other jurisdiction.

                                   ARTICLE 11

                                INDEMNIFICATION

        11.1 Indemnification of 3DP. BMS shall indemnify and defend 3DP and its Affiliates, and the directors, officers, employees, agents and counsel of 3DP and such Affiliates, and the successors and assigns of any of the foregoing (the "3DP Indemnitees"), and hold the 3DP Indemnitees harmless from and against any and all losses resulting from any claim, suit or proceeding brought by one or more Third Parties against a 3DP Indemnitee, arising from or occurring as a result of the operations by BMS under the DirectedDiversity(R) Patent Rights or the ThermoFluor(R) Technology or use of the Instruments, or the discovery, evaluation, manufacture, import, use, offer for sale or sale of products developed in whole or in part through the operations by BMS under the DirectedDiversity(R) Patent Rights and the ThermoFluor(R) Technology or use of the Instruments, except to the extent any such claim, suit or proceeding results from the breach of any of the provisions of this Agreement, gross negligence or willful misconduct of 3DP.

        11.2 Procedure. Any of the 3DP Indemnitees that intends to claim indemnification under this Article 11 shall promptly notify BMS (the "Indemnitor") in writing of any liability, damage, loss, cost and/or expense (including reasonable attorneys' fees) arising out of Third Party claims or lawsuits in respect of which the 3DP Indemnitee intends to claim such indemnification, and shall permit the Indemnitor to assume direction and control of the defense of the claim (including the selection of counsel, reasonably acceptable to the 3DP Indemnitee, and the right to negotiate a settlement, at the discretion of the Indemnitor, provided that such settlement does not impose any material obligation or detriment on the 3DP Indemnitee), and shall cooperate as requested (at the expense of the Indemnitor) in the defense of the claim; provided, however, that a 3DP Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by such 3DP Indemnitee. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve the Indemnitor of any liability to the 3DP Indemnitee under this
                Article 11. At the Indemnitor's request, the 3DP Indemnitee under this Article 11, and its employees and agents, shall cooperate

** Certain portions of this Exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission fully with the Indemnitor and its legal representatives in the investigation of any loss covered by this indemnification and provide true, correct and complete information with respect thereto.

                                  ARTICLE 12

                                 MISCELLANEOUS

        12.1 Entire Agreement. This Agreement, and the DiscoverWorks Drug Discovery Collaboration Agreement, the GPCR License And User Agreement and the PERT Internal Use License and Option Agreement, all entered into simultaneously with this Agreement, constitute and contain the entire understanding and agreement of the Parties respecting the subject matters of these respective agreements, and cancel and supersede any and all prior negotiations, correspondence, understandings and agreements between the Parties, whether oral or written, regarding such subject matters.

        12.2 Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

        12.3 Binding Effect. This Agreement and the rights granted herein shall be binding upon and shall inure to the benefit of 3DP, BMS, and their successors and permitted assigns.

        12.4 Assignment. Neither Party shall assign this Agreement without the prior written consent of the other Party; provided, however, that either Party may assign this Agreement without the prior written consent of the other Party in connection with the sale or transfer of substantially all of its assets that relate to this Agreement, or in the event of its merger or consolidation or change of control or similar transaction. Any permitted assignee shall assume all obligations of its assignor under this Agreement.

        12.5 Restrictions on Unsolicited Activities. In consideration of the licenses granted hereunder, BMS agrees that for the term of this Agreement, without the prior written consent of the board of directors of 3DP, neither BMS nor any of its respective Affiliates (including any person or entity directly or indirectly, through one or more intermediaries, controlling one of these entities, or controlled by one of these entities or under common control with one of these entities) will (i) purchase, offer or agree to purchase, or announce an intention to purchase, directly or indirectly, any securities or assets of 3DP; (ii) make, or in any way participate, directly or indirectly, in any "solicitation" of "proxies" to vote or "consents" (as such terms are used in the rules and regulations of the Securities

** Certain portions of this Exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission and Exchange Commission), or seek to advise or influence any person with respect to the voting of any voting securities of 3DP or any Affiliate thereof; (iii) initiate or support, directly or indirectly, any stockholder proposal with respect to 3DP; (iv) directly or indirectly make any public announcement with respect to, or submit a proposal for, or offer of (with or without conditions) any extraordinary transaction involving 3DP or its securities or assets, or any Affiliate thereof, or of any successor to or person in control of 3DP or any of its businesses, or any assets of 3DP any Affiliate or division thereof, or of any such successor or controlling person; or (v) form, join or in any way participate in a "group" as defined in
                Section 13(d)(3) of the Exchange Act in connection with any of the foregoing. Nothing contained in this Section 12.5 shall prohibit the ownership by BMS of up to 1% of any class of securities of 3DP which are registered pursuant to the Exchange Act.

        12.6 No Implied Licenses. No rights to any other patents, Know-how or technical information, or other Intellectual Property rights, other than as explicitly identified herein, are granted or deemed granted by this Agreement. No right, expressed or implied, is granted by this Agreement to a Party to use in any manner the name or any other trade name or trademark of the other Party in connection with the performance of this Agreement.

        12.7 No Waiver. No waiver, modification or amendment of any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party. The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition.

        12.8 Force Majeure. The failure of a Party to perform any obligation under this Agreement by reason of acts of God, acts of governments, riots, wars, strikes, accidents or deficiencies in materials or transportation or other causes of a similar magnitude beyond its control shall not be deemed to be a breach of this Agreement.

        12.9 Independent Contractors. Both Parties are independent contractors under this Agreement. Nothing contained in this Agreement is intended nor is to be construed so as to constitute 3DP or BMS as partners or joint venturers with respect to this Agreement. Neither Party shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Party or to bind the other Party to any other contract, agreement, or undertaking with any Third Party.

        12.10 Notices and Deliveries. Any formal notices, request, delivery, approval or consent required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given when it is received, whether

** Certain portions of this Exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission delivered in person, transmitted by facsimile with contemporaneous confirmation, delivered by registered letter (or its equivalent) or delivered by overnight courier service (receipt required), to the Party to which it is directed at its address shown below or such other address as such Party shall have last given by notice to the other Parties.

                If to BMS:

                Bristol-Myers Squibb Company
                Route 206 & Province Line Road
                P.O. Box 4000
                Princeton, New Jersey 08543
                ATTN:  Vice President and Senior Counsel
                       Pharmaceutical Research Institute


                If to 3DP:                           with a copy to:

                3-Dimensional Pharmaceuticals, Inc.  Morgan, Lewis & Bockius LLP
                Eagleview Corporate Center           502 Carnegie Center
                665 Stockton Drive, Suite 104        Princeton, New Jersey 08540
                Exton, PA  10341
                ATTN: Chief Executive Officer        ATTN: Randall B. Sunberg,
                                                           Esq.

        12.11 Public Announcements. The Parties shall consult with each other and reach mutual written agreement before making any public announcement concerning this Agreement or its subject matter. Notwithstanding the foregoing, the Parties may disclose the existence and general nature of this Agreement and may make disclosures for purposes of satisfying legal and regulatory requirements in accordance with Article 6; however, neither Party shall use the name of the other Party for promotional purposes.

        12.12 Headings. The captions to the sections in this Agreement are not a part of this Agreement, and are included merely for convenience of reference only and shall not affect its meaning or interpretation.

        12.13 Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision, so long as the Agreement, taking into account said voided provision(s), continues to provide the Parties with the same practical economic benefits as the Agreement containing said voided provision(s) did on the Effective Date. If, after taking into account said voided provision(s), the Parties are unable to realize the practical economic benefit contemplated on the Effective Date, the Parties shall negotiate

** Certain portions of this Exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission in good faith to amend this Agreement to reestablish the practical economic benefit provided the Parties on the Effective Date.

        12.14 No Consequential Damages. IN NO EVENT SHALL EITHER PARTY OR ANY OF ITS RESPECTIVE AFFILIATES BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER IN CONTRACT, WARRANTY, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS OR REVENUE, OR CLAIMS OF CUSTOMERS OF ANY OF THEM OR OTHER THIRD PARTIES FOR SUCH OTHER DAMAGES.

        12.15 Applicable Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware, without reference to its conflicts of laws provisions.

        12.16 Advice of Counsel. BMS and 3DP have each consulted with counsel of their choice regarding this Agreement, and each acknowledges and agrees that this Agreement shall not be deemed to have been drafted by one party or another and will be construed accordingly.

        12.17 Counterparts. This Agreement may be executed in counterparts, or facsimile versions, each of which shall be deemed to be an original, and both of which together shall be deemed to be one and the same agreement.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written, each copy of which shall for all purposes be deemed to be an original.


3-DIMENSIONAL PHARMACEUTICALS, INC.          BRISTOL-MYERS SQUIBB COMPANY

By:  /s/ David C. U'Prichard                 By:   /s/ Marilyn Hartig

Name:  David C. U'Prichard, Ph.D.            Name:  Marilyn Hartig, Ph.D.

Title: Chief Executive Officer               Title:  VP, External Sciences
                                                      & Technology

** Certain portions of this Exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission

                                   EXHIBIT A
                      DIRECTED DIVERSITY(R) PATENT RIGHTS

                                                                                               Patent No.         Issue Date
    SKGF Ref.                       Title                  Serial Number    Filing Date     (if applicable)    (if applicable)
------------------------------------------------------------------------------------------------------------------------------
1503.0010000        System and Method of Automatically         08/306,915        09/16/94     5,463,564          10/31/95
                    Generating Chemical Compounds with
                    Desired Properties
------------------------------------------------------------------------------------------------------------------------------
1503.0010001        System and Method  of Automatically        08/535,822        09/28/95     5,574,656          11/12/96
                    Generating Chemical Compounds with
                    Desired Properties
------------------------------------------------------------------------------------------------------------------------------
1503.0010002        System and Method of Automatically         08/698,246        08/15/96     5,684,711          11/04/97
                    Generating Chemical Compounds with
                    Desired Properties
------------------------------------------------------------------------------------------------------------------------------
1503.0010003        System, Method and Computer Program        08/904,737        08/01/97     5,901,069          05/04/99
                    Product for At Least Partially
                    Automatically Generating Chemical
                    Compounds with Desired Properties
                    From a List of Potential Chemical
                    Compounds to Synthesize
------------------------------------------------------------------------------------------------------------------------------
[**]                [**]                                       [**]              [**]
------------------------------------------------------------------------------------------------------------------------------
[**]                [**]                                       [**]              [**]
------------------------------------------------------------------------------------------------------------------------------
1503.001EP00        System and Method of Automatically         95933748.6        09/11/95     0781436            07/02/97
                    Generating Chemical Compounds with                                        (Published)        (Publication
                    Desired Properties                                                                           date)
------------------------------------------------------------------------------------------------------------------------------
[**]                [**]                                       [**]              [**]
------------------------------------------------------------------------------------------------------------------------------
[**]                [**]                                       [**]              [**]
------------------------------------------------------------------------------------------------------------------------------
[**]                [**]                                       [**]              [**]
------------------------------------------------------------------------------------------------------------------------------
[**]                [**]                                       [**]              [**]
------------------------------------------------------------------------------------------------------------------------------
[**]                [**]                                       [**]              [**]
------------------------------------------------------------------------------------------------------------------------------
[**]                [**]                                       [**]              [**]
------------------------------------------------------------------------------------------------------------------------------
[**]                [**]                                       [**]              [**]
------------------------------------------------------------------------------------------------------------------------------
1503.020EP01        System, Method and Computer Program        97948320.3        11/04/97     0935784            08/18/99
                    Product for Identifying Chemical                                          (Published)        (Publication
                    Compounds Having Desired Properties                                                          date)
------------------------------------------------------------------------------------------------------------------------------
1503.020EP02        System, Method, and Computer Program       97946679.4        11/04/97     0935789            08/18/99
                    Product for the Visualization and                                         (Published)        (Publication
                    Interactive Processing and Analysis                                                          date)
                    of Chemical Data

** Certain portions of this Exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission

------------------------------------------------------------------------------------------------------------------------------
1503.020PC03        System, Method, and Computer Program   PCT/US99/09963       05/07/99       WO 99/57686       11/11/99
                    Product for Representing Proximity                                         (Published)       (Publication
                    Data in A Multi-dimensional Space                                                            date)
------------------------------------------------------------------------------------------------------------------------------
[**]                [**]                                   [**]                 [**]
------------------------------------------------------------------------------------------------------------------------------
[**]                [**]                                   [**]                 [**]
------------------------------------------------------------------------------------------------------------------------------
[**]                [**]                                   [**]                 [**]
------------------------------------------------------------------------------------------------------------------------------

Exhibit A

** Certain portions of this Exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission

                                   EXHIBIT B

                            Scriptgen Patent Rights
                            -----------------------

United States Patent No. 5, 585, 277

United States Patent No. 5, 679, 582

International Patent Application PCT/US96/19698


** Certain portions of this Exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission

                                   EXHIBIT C
                         THERMOFLUOR(R) PATENT RIGHTS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Patent No.       Issue Date
      SKGF Ref.                           Title                        Serial Number  Filing Date  (if applicable)   (if applicable)
------------------------------------------------------------------------------------------------------------------------------------
1503.0110001        Microplate Thermal Shift Assay for Ligand          08/853,464     05/09/97     6,020,141         02/01/00
                    Development and Multi-variable Protein Chemistry
                    Optimization
------------------------------------------------------------------------------------------------------------------------------------
1503.0110002        Microplate Thermal Shift Assay for Ligand          08/853,459     05/09/97     6,036,920         03/14/00
                    Development and Multi-variable Protein Chemistry
                    Optimization
------------------------------------------------------------------------------------------------------------------------------------
[**]                [**]                                               [**]           [**]
------------------------------------------------------------------------------------------------------------------------------------
[**]                [**]                                               [**]           [**]
------------------------------------------------------------------------------------------------------------------------------------
[**]                [**]                                               [**]           [**]
------------------------------------------------------------------------------------------------------------------------------------
[**]                [**]                                               [**]           [**]
------------------------------------------------------------------------------------------------------------------------------------
[**]                [**]                                               [**]           [**]
------------------------------------------------------------------------------------------------------------------------------------
[**]                [**]                                               [**]           [**]
------------------------------------------------------------------------------------------------------------------------------------
[**]                [**]                                               [**]           [**]
------------------------------------------------------------------------------------------------------------------------------------
[**]                [**]
------------------------------------------------------------------------------------------------------------------------------------
[**]                [**]                                               [**]           [**]
------------------------------------------------------------------------------------------------------------------------------------
1503.011EP03        Microplate Thermal Shift Assay and Apparatus for   97927628.4     05/09/97     0914608           05/12/99
                    Ligand Development and Multi-variable Protein                                  (Published)       (Publication
                    Chemistry Optimization                                                                           date)
 -----------------------------------------------------------------------------------------------------------------------------------
[**]                [**]                                               [**]           [**]
------------------------------------------------------------------------------------------------------------------------------------
[**]                [**]                                               [**]           [**]
------------------------------------------------------------------------------------------------------------------------------------
[**]                [**]                                               [**]           [**]
------------------------------------------------------------------------------------------------------------------------------------
1503.031PC01        High Throughput Method for Functionally            PCT/US98/24035 11/12/98     WO 99/24050       05/20/99
(Now in Nat Phase)  Classifying Proteins                                                           (Published)       (Publication
                                                                                                                     date)
------------------------------------------------------------------------------------------------------------------------------------
[**]                [**]                                               [**]           [**]
------------------------------------------------------------------------------------------------------------------------------------
[**]                [**]                                               [**]           [**]
------------------------------------------------------------------------------------------------------------------------------------

** Certain portions of this Exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission

                                  EXHIBIT D.1

[**]


                                  EXHIBIT D.2

[**]


** Certain portions of this Exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission